EXHIBIT 99.1

Hemisphere Media Group Created Through Combination of Azteca Acquisition Corporation,
Cinelatino, WAPA America and WAPA TV

Only Publicly Traded Pure-Play U.S. Spanish-Language Media Company in High Growth Hispanic
TV/Cable Networks Business

MIAMI, FL – April 4, 2013 – Hemisphere Media Group, Inc. (OTCBB: HMTVA, HMTVW) ("Hemisphere") today announced the completion of a series of mergers in which it became the new parent company of  Cine Latino, Inc. (“Cinelatino”), InterMedia Español Holdings, LLC (“WAPA”) -- which includes WAPA America and WAPA TV -- and Azteca Acquisition Corporation (“Azteca”) following the receipt of stockholder approval at Azteca’s Special Meeting of Stockholders and warrantholder approval  at Azteca’s Special Meeting of Warrantholders held today.

Alan J. Sokol, CEO of Hemisphere, said, “Hemisphere represents the only pure-play Hispanic TV/cable network business, and is strongly positioned to benefit from the tremendous growth of the Hispanic market.  We look forward to the continued development of these premier Spanish-language assets.”

Hemisphere includes:
—
Cinelatino, the #1 U.S. Spanish-language cable movie network, with approximately 12 million subscribers across the U.S., Latin America and Canada. Cinelatino boasts the largest library of current Spanish-language box office hits and critical favorites;

—	WAPA America, the leading U.S. Spanish-language cable network targeting Puerto Ricans and other Caribbean Hispanics living in the U.S, with over 5 million subscribers; and
—	WAPA TV, the #1 broadcast television network and content producer in Puerto Rico, with state-of-the-art facilities that produce over 60 hours per week of top-rated news and entertainment programming.

Effective tomorrow, April 5, shares of Hemisphere Class A common stock and warrants to purchase Class A common stock will trade on the Over-the-Counter Bulletin Board quotation system ("OTCBB") under the symbols "HMTVA” and “HMTVW,” respectively.  Hemisphere has applied to list its shares of Class A common stock on The Nasdaq Stock Market ("NASDAQ").  NASDAQ has informed Hemisphere it has not yet satisfied the requisite round lot holder requirement necessary for listing on NASDAQ, but Hemisphere believes it will be able to satisfy the round lot holder requirement promptly following the closing.

About Hemisphere Media Group, Inc.
Hemisphere Media Group (OTCBB: HMTVA, HMTVW) is the only publicly traded pure-play U.S. Spanish-language media company targeting the high growth Hispanic TV/cable networks business.  Hemisphere owns and operates: Cinelatino, the leading Spanish-language movie channel available in more than 12 million homes in the U.S., Latin America and Canada; WAPA Television, Puerto Rico’s leading broadcast station with the highest primetime and full day ratings in Puerto Rico; and WAPA America, the leading cable network targeting Puerto Ricans and other Caribbean Hispanics living in the U.S., with over 5 million U.S. subscribers. More information is available at www.hemispheretv.com.

About InterMedia Partners
Founded in 1988 by Leo Hindery Jr., InterMedia Partners, LP, the controlling shareholder of Hemisphere, is premised on the philosophy that by bringing extensive operating experience to media private equity, the fund could drive superior returns. Over the course of its seven funds, InterMedia has invested in cable television, broadcast television, print, programming, and broadband opportunities. InterMedia’s Senior Partners have over 50 years of operating experience and, by making control investments, they are able to bring that knowledge base to bear on the acquired assets.

About InterMedia Español Holdings, LLC
WAPA Television, founded in 1954, is Puerto Rico’s leading broadcast station with the highest primetime and full day ratings in Puerto Rico. Headquartered in San Juan, WAPA Television is a full-power, independent station (Ch. 4) with island-wide coverage. WAPA Television produces the most local entertainment programming on the Island, and is Puerto Rico’s news leader, offering over 30 hours per week of local news coverage produced by the largest and most-trusted news network on the island. WAPA America, the station's U.S. cable network arm, features WAPA Television's news and entertainment programming and is available in over 5 million U.S. homes, with carriage on all major cable, satellite and telco providers. For more information, visit www.wapa.tv, the leading broadband news and entertainment site for Puerto Ricans.

About Cine Latino, Inc.
Cinelatino is the leading Spanish-language movie channel, with over 12 million subscribers on major cable, satellite and telco providers in the United States, Latin America and Canada. Cinelatino offers the largest selection of contemporary Spanish-language blockbusters and critically-acclaimed titles from Mexico, Latin America, Spain and the Caribbean. Cinelatino is jointly-owned by Cinema Aeropuerto, S.A. de C.V., an indirect, wholly-owned subsidiary of Grupo MVS, S.A. de C.V., InterMedia Partners and James McNamara.

About Grupo MVS, S.A. de C.V.
Grupo MVS, S.A. de C.V. (“MVS”), the parent of Cinema Aeropuerto, S.A. de C.V., Hemisphere’s shareholder, was founded in 1976, and is one of the largest media and telecommunications conglomerates in Mexico, with a presence in television, radio and publishing. Through its subsidiaries, MVS operates several cable channels in Mexico and throughout Latin America. In 2008, MVS partnered with DISH Network to create DISH Mexico, a satellite television service in Mexico, with currently over 1.8 million subscribers.

About Azteca Acquisition Corporation
Azteca Acquisition Corporation was a special purpose acquisition company which raised approximately $100 million in its initial public offering in July 2011. Founded by Gabriel Brener and the team at Brener International Group, Azteca Acquisition Corporation was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. It currently has no operating businesses.

Caution Concerning Forward-Looking Statements
This press release may contain certain statements about Hemisphere, Cinelatino, WAPA and Azteca that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  The forward-looking statements contained in this report may include statements about the anticipated benefits of the Transaction, the anticipated standalone or combined financial results of Hemisphere, Cinelatino, WAPA and Azteca and all other statements in this report other than historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements.  These statements are based on the current expectations of the management of Hemisphere, Azteca, Cinelatino and WAPA and (as the case may be) and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  In addition, these statements are based on a number of assumptions that are subject to change.  Such risks, uncertainties and assumptions include: (1) risks relating to any unforeseen liabilities of Hemisphere, Cinelatino, WAPA and Azteca, (2) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects, businesses and management strategies and the expansion and growth of the operations of Hemisphere, Cinelatino, WAPA and Azteca; (3) Hemisphere’s ability to successfully integrate Cinelatino and WAPA and achieve anticipated synergies; (4) the risk that disruptions from the transaction will harm Cinelatino’s and WAPA’s businesses; and (5) Hemisphere’s, Azteca’s, Cinelatino’s, WAPA’s plans, objectives, expectations and intentions generally.  Forward-looking statements included herein are made as of the date hereof, and none of Hemisphere, Cinelatino, WAPA or Azteca undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Media: | Patrick Scanlan, 212-381-1659 | or | Azteca Acquisition Corporation | Gabriel Brener, 310-553-7009 | or | InterMedia Partners | Anya Hoerburger, 212-503-2850

SOURCE: Hemisphere Media Group, Inc.